UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 22, 2025

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3200		80203
Denver, Colorado		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 22, 2025, SM Energy Company (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders elected all of the incumbent directors that stood for reelection, and approved the three additional proposals described below. Each director was elected by a majority vote. The directors elected and the final vote tabulation for each director were as follows:

Director	For	Against	Abstain	Non-Votes
Carla J. Bailo	93,346,743	765,497	158,830	9,003,088
Barton R. Brookman	93,739,797	373,047	158,228	9,003,086
Ramiro G. Peru	93,676,011	436,678	158,382	9,003,087
Anita M. Powers	94,055,797	57,262	158,010	9,003,089
Julio M. Quintana	92,569,012	1,544,505	157,552	9,003,089
Rose M. Robeson	93,404,460	469,845	396,763	9,003,090
William D. Sullivan	91,874,215	2,239,393	157,460	9,003,090
Ashwin Venkatraman	94,049,477	51,725	169,869	9,003,087
Herbert S. Vogel	93,742,982	364,135	163,954	9,003,087
The Company’s stockholders approved, by a non-binding advisory vote, the proposal regarding the compensation of the Company’s named executive officers. The final vote tabulation for that proposal was as follows:

For	87,906,571
Against	6,159,449
Abstain	205,048
Non-Votes	9,003,090
The Company’s stockholders approved the proposal to ratify the appointment by the Company’s Audit Committee of Ernst & Young LLP, as the Company’s independent registered public accounting firm for 2025. The final vote tabulation for that proposal was as follows:

For	102,301,014
Against	747,931
Abstain	225,213
The Company’s stockholders approved the proposal regarding the Company’s 2025 Equity Incentive Compensation Plan. The final vote tabulation for that proposal was as follows:

For	87,806,313
Against	6,247,363
Abstain	217,391
Non-Votes	9,003,091

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	May 27, 2025	By:	/s/ ANDREW T. FISKE
Andrew T. Fiske
Deputy General Counsel and Corporate Secretary